UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 14, 2018
ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)
Utah	001-12307	87-0227400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One South Main, 15th Floor, Salt Lake City, Utah		84133
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		801-844-7637

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

Beginning May 14, 2018, Zions Bancorporation (the "Company") intends to distribute and make available to investors, and to post on its website, a written presentation regarding its business model, financial performance and forward-looking statements for the three months ended March 31, 2018.

Forward Looking Information

The attached presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Statements in the attached presentation that are based on other than historical information or that express the Company’s expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect, among other things, our current expectations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, industry results or regulatory outcomes to differ materially from those expressed or implied by such forward-looking statements.

Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed merger transaction noted in the attached presentation and receipt of regulatory approvals or determinations, or the anticipated benefits thereof, including without limitation, future financial and operating results. Actual results and outcomes may differ materially from those presented, either expressed or implied, in the presentation. Important risk factors that may cause such material differences include, but are not limited to, the rate of change of interest sensitive assets and liabilities relative to changes in benchmark interest rates; growth rates of revenue or expense; risks and uncertainties related to the ability to obtain shareholder and regulatory approvals or determinations for various matters, including the proposed merger of the holding company with and into the operating bank, or the possibility that such approvals or determinations may be delayed; the imposition by regulators of conditions or requirements that are not favorable to Zions; the ability of the Company to achieve anticipated benefits from the transaction and regulatory determinations; and legislative, regulatory and economic developments that may diminish or eliminate the anticipated benefits of the transaction. These risks, as well as other factors, are discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (SEC) and available at the SEC’s Internet site (http://www.sec.gov), and other risks associated with the proposed transaction will be more fully discussed in the proxy statement that will be filed with the Securities and Exchange Commission in connection with the proposed transaction.

Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Important Additional Information and Where to Find It

Zions Bancorporation will file a proxy statement and other relevant documents concerning the proposed transaction noted in the attached presentation with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Zions free of charge by contacting: Investor Relations, Zions Bancorporation, One South Main Street, 11th Floor, Salt Lake City, Utah 84133, (801) 844-7637.

Participants in Proxy Solicitation

Zions Bancorporation, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Zions’ shareholders in connection with the proposed transaction noted in the attached presentation. Information about the directors and executive officers of Zions and their ownership of Zions stock is set forth in the proxy statement for Zions’ 2018 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement for the proposed transaction when it becomes available.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit 99.1 - Second Quarter 2018 Financial Update, May 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/s/ Thomas E. Laursen
Name:	Thomas E. Laursen
Title:	Executive Vice President, General Counsel, and Secretary

Date: May 14, 2018